 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2025
File No. 333-____________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

(Check appropriate box or boxes)

EA Series Trust
(Exact Name of Registrant as Specified in Charter)

19 East Eagle Road
Havertown, Pennsylvania 19083
(Address of Principal Executive Offices)

(215) 330-4476
(Registrant’s Area Code and Telephone Number)

Michael D. Barolsky
3803 West Chester Pike, Suite 150
Newtown Square, Pennsylvania 19073
(Name and Address of Agent for Service)

Copy to:
Karen Aspinall, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, with no par value, of the Towle Value ETF.

It is proposed that the filing will go effective on January 18, 2026 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

INVESTMENT MANAGERS SERIES TRUST

Towle Value Fund
235 West Galena Street
Milwaukee, Wisconsin 53212

888-998-6953

[ ], 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Towle Value Fund (the “Target Fund”), a series of Investment Managers Series Trust (“IMST”), will be held at the offices of the co-administrator to IMST, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 11, 2026, at 10 a.m. Pacific Time (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Target Fund to the Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”), in exchange solely for shares of the Acquiring Fund and cash, and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”). In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your Target Fund shares through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please contact your financial advisor or other financial intermediary. You also may call Towle & Co. at 1-888-99TOWLE (1-888-998-6953) for assistance. If the Plan is approved by Target Fund shareholders, on the closing date of the Reorganization:
•Each shareholder of the Target Fund who holds their Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value (“NAV”) of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. You will receive cash from your financial intermediary in lieu of fractional shares of the Acquiring Fund (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes).
•Each shareholder of the Target Fund who holds their Target Fund shares through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes) and the Target Fund shareholder will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your Target Fund shares to an account with the broker dealer of your choice.
At a meeting held on December 4, 2025 the Board of Trustees (the “Board”) of IMST considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. Empowered Funds, LLC dba EA Advisers and Towle & Co. are the investment adviser and investment sub-adviser, respectively, of the Acquiring Fund. The Acquiring Fund and the Target Fund have the same investment objective and substantially similar investment strategies, except that the Target Fund generally holds between 25 and 50 positions, and the Acquiring Fund generally holds between 30 and 100 positions, as discussed in more detail in the attached Proxy Statement/Prospectus.

The Reorganization is expected to result in a decrease in total annual fund operating expenses for the Target Fund's shareholders. In addition, the Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional Acquiring Fund shares, and cash received by shareholders who hold their Target Fund shares through Non-Qualifying Accounts). No sales charges or redemption fees will be imposed in connection with the Reorganization.
After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of Towle & Co., the Board approved the Reorganization and the solicitation of the Target Fund’s shareholders to approve the Plan. The Board recommends that you cast your vote FOR the proposed Reorganization.
The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call Sodali & Co., our proxy solicitation firm, at 1-888-307-1374. If you were a shareholder of record of the Target Fund as of the close of business on December 15, 2025, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage shareholders to, and expect that most will, cast their votes (i) by filling out and signing the enclosed proxy card, (ii) by calling the toll-free number listed on the enclosed proxy card, or (iii) via the internet by following the instructions set forth on the enclosed proxy card.
Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote. You may revoke your proxy before it is exercised at the Special Meeting either by writing to the Secretary of Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card.
Thank you for taking the time to consider this important proposal and for your continuing investment in the Towle Value Fund.

Sincerely,

__________________________
Diane Drake
Secretary
Investment Managers Series Trust

TOWLE VALUE FUND
235 W. Galena Street
Milwaukee, Wisconsin 53212

(888) 998-6953

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 11, 2026
Investment Managers Series Trust (“IMST”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the of the Towle Value Fund (the “Target Fund”), a series of IMST, on March 11, 2026, at 10 a.m. Pacific Time, at 2220 E Route 66 Suite 226 Glendora, CA 91773. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

1Approval of an Agreement and Plan of Reorganization providing for: (i) the transfer of all of the assets of the Target Fund to the Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund and cash with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and cash; and

2The transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record of the Target Fund at the close of business on December 15, 2025, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponements thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote. Whether or not you expect to attend the Special Meeting, please submit your vote via one of the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone, or through the Internet website address listed on your proxy card. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card.

By Order of the Board of Trustees of Investment Managers Series Trust

Diane Drake
Secretary

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Special Meeting and vote at the Special Meeting, please call Sodali & Co., our proxy solicitor, at 1-888-307-1374.

INVESTMENT MANAGERS SERIES TRUST
Towle Value Fund
235 W. Galena Street
Milwaukee, Wisconsin 53212
(888) 998-6953

SUMMARY
This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (attached as Exhibit A).
What is this document and why did you send it to me?
The attached document is a proxy statement to solicit votes from shareholders of the Towle Value Fund (the “Target Fund”), a series of Investment Managers Series Trust (“IMST”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”), and a registration statement for Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”
The Proxy Statement is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between IMST and the EA Trust (the form of which is attached as Exhibit A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on this proposal.
Approval of the shareholders of the Target Fund is needed to proceed with the proposal. The Special Meeting will be held on March 11, 2026, to consider the proposal. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Target Fund will continue to operate in its current format as a traditional mutual fund and a series of IMST. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.
Why is the Reorganization being recommended?
At a meeting held on December 4, 2025, the Board of Trustees of the Target Fund (the “Target Fund Board”) considered the proposal to reorganize the Target Fund with and into the Acquiring Fund. After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of Towle & Co. (“Towle”), the investment adviser to the Target Fund, the Target Fund Board unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. Towle believes reorganizing the Target Fund into the Acquiring Fund, which is structured as an exchange-traded fund (“ETF”), offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of reduced operational costs, intraday trading flexibility, and the possibility of lower transaction costs and advantageous tax treatment.
•Lower total annual operating expenses: The Acquiring Fund has lower total annual fund operating expenses than the Target Fund. The Acquiring Fund operates under a unitary fee structure. In a unitary fee structure, the Acquiring Fund pays Empowered Funds, LLC, dba EA Advisers (“EA Advisers”), the investment adviser to the Acquiring Fund, a management fee, and EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.85% per annum of the Acquiring Fund’s average daily net assets. The Target Fund pays Towle a management fee of 0.79% per annum of the Target Fund’s average daily net assets, and separately bears various other expenses incurred by the Target Fund. The total annual Target Fund operating expenses are 1.15% (as of [January 31, 2025]) compared to the Acquiring Fund operating expenses of 0.85%.
•Intraday trading: Because ETF shares can be purchased and sold throughout the trading day at fair market value on an exchange, if you decide to purchase or sell shares of the Acquiring Fund, you can do so during
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the trading day at the then-prevailing market price. With a mutual fund, you place your purchase or redemption order, and your shares are purchased or redeemed at the next calculated NAV per share, which happens at the end of the trading day. This means that as an ETF shareholder you will no longer redeem your shares for cash at the next determined NAV. We note, however, that buying or selling shares of the Acquiring Fund may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring Fund’s NAV.
•Lower transaction costs and advantageous tax treatment: Financial institutions that enter into an Authorized Participant Agreement with the EA Trust (“Authorized Participants”) primarily purchase and redeem shares of the Acquiring Fund in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions permit the Acquiring Fund to avoid the usual transaction costs and market impact of shareholder purchase and redemption transactions that the Target Fund typically experiences. In addition, the Acquiring Fund does not expect these in-kind redemptions from Authorized Participants to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring Fund who are not redeeming their shares. If the Acquiring Fund sells portfolio holdings as part of its portfolio management of the Acquiring Fund or engages in cash purchases or redemptions with Authorized Participants rather than in-kind purchases and redemptions, such transactions might cause the Acquiring Fund to recognize taxable gain, which would generally need to be distributed to shareholders.
Who will manage the Acquiring Fund?
Towle is the investment adviser to the Target Fund and provides day-to-day portfolio management services. EA Advisers is the investment adviser to the Acquiring Fund and Towle serves as the sub-adviser to the Acquiring Fund. Christopher D. Towle, Peter J. Lewis, James M. Shields, and G. Lukas Barthelmess, the portfolio managers of the Target Fund, also serve as the portfolio managers of the Acquiring Fund.
How will the Reorganization work?
Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the shares and cash it receives from the Acquiring Fund to the shareholders of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your Target Fund shares through a brokerage account that permits investments in ETF shares (a “Qualifying Account”). If you hold your Target Fund shares in an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”), you will receive cash as part of the Reorganization, as described below. If you are unsure about the ability of your account to receive Acquiring Fund shares, please contact your financial advisor or other financial intermediary, or you also may call Towle & Co. at 1-888-99TOWLE (1-888-998-6953) for assistance. If the Plan is approved by Target Fund shareholders, on the closing date of the Reorganization:

•Each Target Fund shareholder who holds Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in aggregate value to the aggregate NAV of the Target Fund shares held by such shareholder immediately prior to the Reorganization. The Acquiring Fund does not issue fractional shares.
•Each shareholder of the Target Fund who holds Target Fund shares through a Non-Qualifying Account will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes). Such shareholders will not become shareholders of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker-dealer of your choice.
If the Plan is carried out as proposed, the Reorganization is not generally expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional Acquiring Fund shares, if any, and cash received by shareholders who hold their Target Fund shares through Non-Qualifying Accounts). After the Reorganization takes place, only the
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Acquiring Fund will continue to operate. The Target Fund will be the accounting survivor following the Reorganization. Please refer to the Proxy Statement for a detailed explanation of the proposal.
If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about March 13, 2026.
How will the Reorganization affect my investment?
Following the Reorganization, each Target Fund shareholder who holds their shares through a Qualifying Account will become a shareholder of the Acquiring Fund. A shareholder who holds their shares through a Non-Qualifying Account will not become a shareholder of the Acquiring Fund.
There are differences between the Target Fund and Acquiring Fund, including (1) the Target Fund is a mutual fund and the Acquiring Fund is an ETF, (2) the Acquiring Fund has lower total annual fund operating expenses than the Target Fund and, unlike the Target Fund, operates under a unitary fee arrangement (as described below) (3) Towle serves as the investment adviser to the Target Fund and the Target Fund does not have a sub-adviser, while EA Advisers serves as the investment adviser and Towle serves as the investment sub-adviser to the Acquiring Fund, and (4) the Target Fund and the Acquiring Fund are each governed by separate, different boards. The Funds have the same investment objectives and substantially similar investment strategies, policies and risks except that the Acquiring Fund will also be subject to certain principal investment risks due to the Acquiring Fund being structured as an ETF, and the Target Fund generally holds between 25 and 50 positions, while the Acquiring Fund generally holds between 30 and 100 positions. (see “Do the Funds have the same investment objective, investment strategies and risks?” below).
The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional Acquiring Fund shares, and cash received by shareholders who hold their Target Fund shares through Non-Qualifying Accounts).
How will the proposed Reorganization affect the fees and expenses that are paid by shareholders?
The Acquiring Fund has lower total annual fund operating expenses than the Target Fund. The Acquiring Fund operates under a unitary fee structure. Under the unitary fee structure, the Acquiring Fund pays EA Advisers a management fee, and EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund except for the management fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.85% per annum of the Acquiring Fund’s average daily net assets.
The Target Fund pays Towle a management fee of 0.79% per annum of the Target Fund’s average daily net assets, and separately bears various other expenses incurred by the Target Fund. The Target Fund’s total annual fund operating expenses are 1.15% (as of [January 31, 2025]) compared to 0.85% for the Acquiring Fund.
Do the Funds have the same investment objective, investment strategies and risks?
The Acquiring Fund and the Target Fund have the same investment objective; each seeks to achieve long-term capital appreciation. The Acquiring Fund and Target Fund have substantially similar principal investment strategies and principal risks. The principal differences are that the Acquiring Fund is subject to certain principal investment risks due to its structure as an ETF, and the Target Fund generally holds between 25 and 50 positions, while the Acquiring Fund generally holds between 30 and 100 positions. Certain other non-material differences between the Target Fund and the Acquiring Fund are described in the Proxy Statement. Please refer to The Funds’ Investment Objectives, Principal Investment Strategies and Risks in the Proxy Statement.
Will there be any portfolio repositioning or other costs in connection with the Reorganization?
The Target Fund and the Acquiring Fund have substantially similar principal investment strategies, except that the Target Fund generally holds between 25 and 50 positions, and the Acquiring Fund generally holds between 30 and 100 positions. Towle, as sub-adviser to the Acquiring Fund, does not anticipate any material repositioning of the Target Fund’s portfolio investments in connection with the Reorganization.
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How will this Reorganization affect me as a shareholder?
If you hold your Target Fund shares through a Qualifying Account, you will receive Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares (if applicable) having an aggregate NAV equal to the aggregate NAV of the Target Fund shares you owned immediately prior to the Reorganization. The Acquiring Fund does not issue fractional shares. Shareholders who receive cash will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares for federal income tax purposes.
If you hold your Target Fund shares through a Non-Qualifying Account, you will not receive shares of the Acquiring Fund. Instead, you will receive a cash payment equal in value to the aggregate NAV of such Target Fund shares you owned immediately prior to the Reorganization. You will generally be required to recognize gain or loss upon the receipt of cash for federal income tax purposes.
The following account types are examples of Non-Qualifying Accounts that cannot hold shares of ETFs:
•Non-Accommodating Brokerage Accounts. If you hold your Target Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. You also may call Towle at 1-888-99TOWLE (1-888-998-6953) for assistance. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of the Target Fund shares you owned immediately prior to the Reorganization (which will generally result in the recognition of gain or loss for federal income tax purposes).
•Non-Accommodating Retirement Accounts. If you hold your Target Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may redeem your shares prior to the Reorganization, or your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. If you do not redeem your shares or if your financial intermediary does not transfer your investment to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated, and you will receive cash equal in value to the NAV of the Target Fund shares you owned immediately prior to the Reorganization. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax for IRAs. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments.
•Fund Direct Accounts. If you hold Target Fund shares in an account directly with the Target Fund and do not take action to transfer your investment in the Target Fund to a brokerage account that permits investments in ETF shares prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares you owned immediately prior to the Reorganization (which will generally result in the recognition of gain or loss for federal income tax purposes).
What will change when the Target Fund, as a mutual fund, is reorganized to an ETF?
If you receive Acquiring Fund shares in the Reorganization, you will remain a shareholder of a registered investment company, but it will be an exchange-traded investment company, known as an ETF. You will no longer redeem individual shares directly from the Acquiring Fund. If you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker-dealer, which will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions, and your shares may trade on the exchange at a premium or discount to the Acquiring Fund’s NAV.
The Acquiring Fund is a fully transparent ETF, which means that a list of the Acquiring Fund’s portfolio holdings is available on the Acquiring Fund’s website every day. The Acquiring Fund’s website also contains other information about, among other things, the NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.
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Are there any risks of owning ETFs that are different than the risks of owning mutual funds?
Yes, there are some differences in risks that relate to the structure of ETFs. We discuss these risks in more detail later in the Proxy Statement, but below, we summarize some of the risks.
•The Acquiring Fund’s shares are listed for trading on NYSE Arca, Inc., a stock exchange, and shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.
•The Acquiring Fund’s shares are listed for trading, but it is possible that an active trading market might not be maintained.
•Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular ETF is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.
•Only Authorized Participants can engage in creation or redemption transactions for ETF shares. If the Acquiring Fund’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring Fund’s NAV and could face trading halts or delistings.
•Shareholders who wish to purchase or sell ETF shares need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant). This could mean shareholders will pay a brokerage commission to sell or buy ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge), and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares are currently available for purchase directly from the Target Fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the Acquiring Fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker-dealer are participating in an investment arrangement that includes other charges, such as an account fee.
•In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at NAV per share.
Are there benefits to investing in an ETF?
Yes, there are a number of benefits to investing in an ETF.
Greater Flexibility to Exit. The Acquiring Fund offers significantly more flexibility for investors because investors can purchase and sell shares intraday at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the Acquiring Fund, they can act on that decision immediately by calling their broker or placing an order. The price may be higher (premium) or lower (discount) than the Acquiring Fund’s NAV and might not be the same as the Acquiring Fund’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring Fund shareholder generally cannot redeem their shares directly from the Acquiring Fund at the next-calculated NAV, unless the shareholder is an Authorized Participant redeeming a large block of shares.
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Increased Transparency. The Acquiring Fund operates with full transparency. This means that the Acquiring Fund’s holdings are made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund holds each day. Full transparency also assists in aligning the market price of an ETF’s shares with its NAV, as discussed below under “ETF Share Prices and NAV.” By contrast, mutual fund holdings are currently only required to be disclosed quarterly.
Potential Tax Benefits. ETFs like the Acquiring Fund generally recognize less capital gains than comparable open-end funds and are therefore generally required to pay less taxable distributions and dividends to shareholders. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction generally results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring Fund only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring Fund shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring Fund’s portfolio holdings), the Acquiring Fund generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring Fund does not recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. It is expected that the Acquiring Fund will generally recognize less capital gains than a traditional open-end mutual fund with an identical investment strategy and will generally distribute less capital gains to shareholders. A taxable investor who sells shares of the Acquiring Fund will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring Fund shareholders may receive some distributions of capital gains, but ETFs generally have been able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.
ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF. For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding on Acquiring Fund shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with NAV. Similarly, when an ETF’s shares trade at market prices above NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving the market price of the ETF shares closer to NAV.
The activity described here typically works to keep the NAV and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from NAV.
Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?
Yes. You can purchase Target Fund shares until March 13, 2026. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by March 12, 2026. Any shares not redeemed before the closing of the Reorganization, which is currently anticipated to be on or about March 13, 2026, will be exchanged for shares of the Acquiring Fund and/or cash. If you hold your Target Fund shares through a Non-Qualifying Account and do not take action to transfer your investment in the Target Fund to a Qualifying Account prior to the Reorganization, your shares will be liquidated and you will receive a cash payment equal in value to the NAV of such Target Fund shares. You will generally be required to recognize gain or loss upon
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the receipt of cash. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments. The Target Fund does not have any exchange privileges.
What if I want to purchase or sell shares of the Acquiring Fund after the Reorganization?
You will need to contact your broker-dealer to purchase or sell shares of the Acquiring Fund. Because the Acquiring Fund is an ETF, its shares are not individually redeemable by the Acquiring Fund. Instead, shareholders will need to call their broker-dealer to place an order to sell Acquiring Fund shares on the exchange. Depending on the brokerage firm this may require the payment of a commission or other fee.
What is the tax impact on my investment?
The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of a gain or loss by the Target Fund or its shareholders for federal income tax purposes. However, some shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, and shareholders that hold their Target Fund shares through a Non-Qualifying Account will receive cash instead of any Acquiring Fund Shares. Such shareholders will generally be required to recognize gain or loss.
If you receive cash in lieu of fractional shares, you will generally recognize gain to the extent the cash received exceeds your tax basis allocable to the fractional shares.

If you hold your Target Fund shares through a Non-Qualifying Account and do not take action to transfer your investment in the Target Fund to a Qualifying Account prior to the Reorganization, your Target Fund shares may be liquidated and exchanged for cash equal in value to the NAV of your Target Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In some cases, such withdrawals or distributions may also be subject to a 10% early distribution tax. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments.
As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and will be available on the SEC’s website at www.sec.gov.
What will happen if the Plan is not approved?
If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund will continue to operate in its current format as a traditional mutual fund overseen by the Target Fund Board and managed by Towle. In this case, the Target Fund Board or Towle may consider other alternatives for the Target Fund in the future.
Why do I need to vote?
In addition to needing your vote to approve the Plan, your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or internet) will help prevent the need for any further solicitations of a shareholder vote, which will result in additional expenses. Your vote is very important regardless of the number of shares you own.
What action has the Target Fund Board taken?
After careful consideration and upon the recommendation of Towle, the Target Fund Board unanimously approved the Plan, recommended that shareholders approve the Plan, and authorized the solicitation of proxies on the proposal.
Who will pay the costs in connection with the Reorganization?
The Target Fund will not incur any expenses in connection with the Reorganization. The direct costs associated with the proposed Reorganization, including the costs associated with the Special Meeting, will be borne by Towle
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regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.

What vote is required to approve the proposed Reorganization?
The approval of the proposed Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of (i) 67% or more of the Target Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

How can I vote?
You can vote in any one of four ways:
•by mail, by sending the enclosed proxy card, signed and dated;
•by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touch tone voting line or to speak with a live operator;
•via the Internet by following the instructions set forth on your proxy card; or
•in person, by attending the Special Meeting.
Whichever method you choose, please take the time to read the full text of the enclosed Combined Proxy Statement/Prospectus before you vote.
Who should I call for additional information about the Proxy Statement/Prospectus?
Please call Sodali & Co., the Fund’s proxy solicitor, at 1-888-307-1374, Monday through Friday between the hours of 10:00 a.m. to 11:00 p.m. Eastern time.
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COMBINED PROXY STATEMENT/PROSPECTUS
FOR THE REORGANIZATION OF

Towle Value Fund
(a series of Investment Managers Series Trust)
235 W. Galena Street
Milwaukee, Wisconsin 53212

INTO

Towle Value ETF
(a series of EA Series Trust)
3803 West Chester Pike, Suite 150
Newtown Square, PA 19073

[ ], 2025

This Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Fund Board”) of the Towle Value Fund (the “Target Fund”), a series of Investment Managers Series Trust (“IMST”), for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, to be held at 2220 E Route 66 Suite 226 Glendora, CA 91773, on March 11, 2026, at 10 a.m. Pacific Time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:
1Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Target Fund to Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund and cash, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and cash (the “Reorganization”).
2The transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
The Target Fund Board has fixed the close of business on December 15, 2025, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [ ], to all shareholders eligible to vote on the Plan.
If the Target Fund’s shareholders vote to approve the Plan, on the closing date of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund and/or cash with an aggregate NAV equal to the aggregate NAV of their Target Fund shares held immediately prior to the Reorganization. The Target Fund will then be liquidated and dissolved.

•Each Target Fund shareholder who holds Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in aggregate value to the aggregate NAV of the Target Fund shares held by such shareholder immediately prior to the Reorganization. The Acquiring Fund does not issue fractional shares.

•Each Target Fund shareholder who holds Target Fund shares through a Non-Qualifying Account will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain
i

or loss by the Target Fund shareholder for federal income tax purposes). Such shareholders will not become shareholders of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker-dealer of your choice.

Shareholders who execute proxies may revoke them at any time before they are voted. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of IMST, at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.
The Target Fund is a series of IMST, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a series of the EA Trust, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.
This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring Fund after the Reorganization. The following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
Target Fund Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2025, as supplemented, filed with the SEC (File Nos. 811-21719 and 333-122901);
Target Fund Annual Report to shareholders for the fiscal year ended September 30, 2025, filed with the SEC (File No. 811-21719).
Acquiring Fund Prospectus and Statement of Additional Information dated July 14, 2025, filed with the SEC (File Nos. 333-195493 and 811-22961).
You may request a free copy of the Target Fund’s Prospectus and SAI without charge by writing to the Target Fund at P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or by calling 1-888-99TOWLE (1-888-998-6953).
You may request a free copy of the Acquiring Fund’s Prospectus and SAI by calling (215) 330-4476.
Because the Acquiring Fund commenced operations on July 14, 2025, no shareholder reports are available.
This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the SAI dated [ ], relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement/Prospectus. The SAI is available upon request and without charge by calling 1-888-99TOWLE (1-888-998-6953).
Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on March 11, 2026. This Proxy Statement/Prospectus is available on the Internet at www.proxyvotenow.com/tdvfx2026. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern Time.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The shares offered by this Proxy Statement/Prospectus are not a deposit or obligation of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.
ii

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 I.    Proposal - To Approve the Agreement and Plan of Reorganization
A.    Overview
The Board of Trustees of IMST (the “Target Fund Board”) has called the Special Meeting to ask shareholders of the Target Fund to consider and vote on the proposed Reorganization of the Target Fund into the Acquiring Fund. The Target Fund Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Target Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) considered the Plan and the Reorganization and determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Fund Board reviewed and considered information regarding the Reorganization at a meeting held on December 4, 2025, and approved the Reorganization subject to the approval of the Target Fund’s shareholders.
Towle & Co. serves as the investment adviser to the Target Fund and provides it with day-to-day portfolio management services. Empowered Funds, LLC, dba EA Advisers (“EA Advisers”) serves as the Acquiring Fund’s investment adviser, Towle & Co. serves as the Acquiring Fund’s sub-adviser and the same portfolio managers of the Target Fund serve as the portfolio managers of the Acquiring Fund. The Target Fund and the Acquiring Fund also have the same investment objectives and substantially similar principal investment strategies, except that the Target Fund generally holds between 25 and 50 positions, and the Acquiring Fund generally holds between 30 and 100 positions. Certain non-material differences between the Target Fund and the Acquiring Fund are described in The Funds’ Investment Objectives, Principal Investment Strategies and Risks section below.

IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers.
The EA Trust is a multiple series trust that offers a number of portfolios that are managed by separate sub-advisers. The EA Trust is not affiliated with the Target Fund or Towle & Co.
The Target Fund and the Acquiring Fund are each governed by separate, different Boards of Trustees. Except for the independent registered public accounting firm, the Target Fund and the Acquiring Fund utilize different operational service providers, as follows:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Administrator	Co-Administrators: Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, CA 9174 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202
Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 0410	PINE Distributors LLC 501 S. Cherry Street, Suite 610 Denver, CO 80246
Fund Accounting Agent & Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, MO 6410	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302, Suite 302 Milwaukee, WI 53212
IMST and the EA Trust anticipate that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST and the EA Trust of an opinion to such effect from Practus, LLP, tax counsel to the EA Trust. If the Reorganization so qualifies, the Target Fund and its shareholders generally are not expected to recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its receipt and distribution of Acquiring Fund shares in the Reorganization. However, a shareholder receiving cash will generally recognize gain to the extent the cash received by the shareholder exceeds the shareholder’s tax basis allocable to the shares. If a shareholder holds Target Fund shares through a Non-Qualifying Account and does not take action to transfer the investment to a Qualifying Account prior to the Reorganization, the Target Fund shares will be liquidated and exchanged for cash equal in value to the NAV of the shareholder’s Target Fund shares, and the shareholder would generally be required to recognize gain or loss upon the receipt of cash.

Furthermore, the Target Fund will not pay for the costs of the Reorganization, the Special Meeting, or the solicitation of proxies. Towle & Co. will bear these costs, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Towle & Co. also may solicit proxies, without special compensation, by telephone or otherwise. Towle & Co. will pay these costs regardless of whether the Reorganization is consummated.
The Target Fund Board, including the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable, that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In approving the Reorganization at a meeting held on December 4, 2025, the Target Fund Board considered, among other things:

•that the Reorganization was recommended by Towle & Co., the current advisor to the Target Fund and the current sub-advisor to the Acquiring Fund;
•the terms of the Reorganization;
•the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Target Fund shares through Non-Qualifying Accounts);
•that the Funds have the same investment objectives and substantially similar principal investment strategies and principal risks;
•that the Acquiring Fund’s portfolio is managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio;
•that the Acquiring Fund operates under a unitary fee structure, under which Towle & Co. has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;

•that the Acquiring Fund is expected to have lower total annual fund operating expenses than the Target Fund;
•that Towle & Co. believes that reorganizing the Target Fund into the Acquiring Fund will offer a better value proposition for shareholders than continuing to operate the Target Fund as a mutual fund;
•that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the mutual fund structure of the Target Fund;
•that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the Exchange;
•that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;
•that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash in lieu of fractional shares with the same aggregate NAV as their Target Fund shares immediately prior to the Reorganization;
•that, on the closing date of the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in aggregate value to the aggregate NAV of the Target Fund shares they held immediately prior to the Reorganization;
•the quality and experience of the Acquiring Fund’s service providers;
•the experience and background of the Acquiring Trust’s independent trustees;
•that the Reorganization would not result in the dilution of shareholders’ interests;
•that Towle & Co., and not the Target Fund, will bear all direct costs of the Reorganization;
•that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
•that the Target Fund may benefit from the EA Trust’s investment advisory experience and the increased economies of scale of the Acquiring Fund; and
•that if the Reorganization did not occur for some reason, the Target Fund may be liquidated, which would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

After considering Towle & Co.’s presentations, discussions with representatives of Towle & Co. and EA Advisers, and Towle & Co.’s recommendation to the Target Fund Board during a meeting on December 4, 2025, the Target Fund Board, based on these considerations, approved the Reorganization, recommended that shareholders approve the Plan, and approved the solicitation of shareholders of the Target Fund to vote on the Plan, the form of which is attached to this Proxy Statement/Prospectus in Exhibit A.
B.    Comparison Fee Tables and Examples
The following table shows the fees and expenses for the Target Fund based on the Target Fund’s fees and expenses as of [ ] and the fees and expenses for the Acquiring Fund based on the Acquiring Fund’s assets as of [ ]. The table also shows the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund. The fees and expenses and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares of a Fund. The Target Fund pays Towle & Co. a management fee and separately bears various other expenses incurred by the Target Fund. The Acquiring Fund operates under a unitary fee structure whereby the Acquiring Fund pays EA Advisers a management fee, and EA Advisers then pays all expenses incurred by the Fund, except for the management fee and certain other expenses.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund	Acquiring Fund	Acquiring Fund (Pro forma)
Management Fees	0.79%	0.85%	0.85%
Distribution and service (Rule 12b-1) Fees	None	None	None
Other Expenses[1]	0.36%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	0.85%	0.85%
1 The Target Fund charges a management fee and Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” Other Expenses for the Acquiring Fund are estimated for the first fiscal year. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because it is not reasonably expected that the Acquiring Fund will incur any expenses that are not otherwise paid for by EA Advisers in accordance with the unitary management fee structure.
Example
The following example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The example also shows the estimated costs of investing in the Acquiring Fund after the Reorganization on a pro forma basis. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that each Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$117	$365	$633	$1,398
Acquiring Fund	$87	$271	$471	$1,049
Acquiring Fund (Pro forma)	$87	$271	$471	$1,049
C.    The Funds’ Investment Objectives, Principal Investment Strategies and Risks
As discussed in more detail below, the investment objective of the Target Fund and the Acquiring Fund are the same. The Acquiring Fund and Target Fund have substantially similar principal investment strategies and principal risks. The principal differences are that the Acquiring Fund is subject to certain principal investment risks due to its structure as an ETF, and the Target Fund generally holds between 25 and 50 positions, while the Acquiring Fund generally holds between 30 and 100 positions.
Comparison of Investment Objectives
The investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund seeks to achieve long-term capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed by the respective Fund’s Board of Trustees, as applicable, without shareholder approval, upon prior written notice to shareholders.
Comparison of Principal Investment Strategies

The Acquiring Fund has substantially similar principal investment strategies as the Target Fund, except that the Target Fund generally holds between 25 and 50 positions, and the Acquiring Fund generally holds between 30 and 100 positions. Towle & Co., as the sub-adviser to the Acquiring Fund, expects to manage the Acquiring Fund in a substantially similar manner as the Target Fund.

The following are the Principal Investment Strategies of the Acquiring Fund set forth alongside the Principal Investment Strategies of the Target Fund. The Principal Investment strategies of the Acquiring Fund provides additional details regarding Towle & Co’s investment selection process. The primary differences between the investment strategies is that the Acquiring Fund: (i) has adopted an 80% policy with respect to the Acquiring Fund’s investments in value companies and describes how Towle & Co. defines that policy, (ii) the Acquiring Fund will hold between 30 and 100 positions compared to between 25 and 50 positions held by the Target Fund, and (iii) the Acquiring Fund provides additional details on Towle & Co.’s philosophy on sales of portfolio holdings.

Target Fund	Acquiring Fund
The Fund seeks to achieve its investment objective by purchasing equity securities of companies that Towle & Co., the Fund’s investment advisor (the “Advisor” or “Towle”), believes are deeply discounted relative to the companies’ earnings potential. The Advisor’s security selection process emphasizes companies trading at low multiples to sales where small improvements in profitability can result in significant earnings expansion and stock price appreciation.
The Fund is an actively managed exchange traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities that meet Towle & Co.’s, the Fund’s investment sub-adviser (the “Sub-Adviser”), definition of value (“Value Companies”). For purposes of the Fund’s 80% Policy, the Sub-Adviser defines Value Companies as those companies it believes are deeply undervalued relative to their earnings potential and revenue base. The Sub-Adviser considers a company to be deeply undervalued if its enterprise value-to-sales is less than 1.5x at the time of purchase. The Sub-Adviser defines enterprise value to be a company’s market capitalization plus debt less its cash and cash equivalents.
The Advisor believes its independent, contrarian viewpoint is essential to the Fund’s strategy. This contrarian approach challenges consensus by actively seeking investment opportunities that are undervalued due to adverse business developments, unfavorable market sentiment, or other factors. The Advisor does not attempt to manage the Fund’s portfolio against the composition of a benchmark.
The Sub-Adviser follows a disciplined, value-driven investment process rooted in its belief that investor biases create persistent market inefficiencies. By systematically acting on these inefficiencies, the Sub-Adviser seeks to unlock opportunities for long term capital appreciation. A core tenet of the Fund’s strategy is the Sub-Adviser's independent, contrarian mindset, which actively challenges market consensus. The Sub-Adviser focuses on investments that are out-of-favor due to adverse business developments, industry-specific downturns, short-term earnings misses, unfavorable market sentiment, or other temporary factors. It emphasizes identifying opportunities ahead of anticipated catalysts where even modest improvements in profitability can drive significant earnings expansion and stock price appreciation.

The Fund invests primarily in equity securities of U.S. issuers and maintains the flexibility to invest in common stocks of companies across different market capitalization levels, although the Advisor’s investment process generally gravitates towards smaller companies.
The Fund does not invest in tobacco, liquor, or gaming companies.
Under normal conditions, the Fund generally expects to hold a relatively concentrated portfolio of between 25 and 50 positions.

The Fund’s investment universe starts with publicly traded equity securities listed on a U.S. exchange. Next, the Sub-Adviser applies proprietary quantitative screens to assess liquidity, short interest, historical earnings, performance, and other factors. Companies primarily engaged in tobacco, liquor, or gaming are then excluded. Following this, additional screening criteria are used to evaluate the attractiveness of potential investments as described above. When selecting an investment for the Fund, the Sub-Adviser analyzes a company’s fundamental financial data as well as applicable market data. The Fund generally holds between 30 and 100 positions. The Fund’s investment process tends to favor smaller companies – typically those with market capitalizations under $15 billion – operating in cyclical industries such as manufacturing, distribution, consumer products, transportation, materials, and energy, but may invest in companies of any capitalization in any industry.

Furthermore, the Advisor has the discretion to allocate up to 25% of the Fund’s total net assets to foreign securities, either directly or indirectly through the use of American Depositary Receipts (“ADRs”), which represent interests in foreign securities held in custody by U.S. banks.	Furthermore, the Sub-Adviser has the discretion to allocate up to 25% of the Fund’s total net assets to foreign securities, either directly or indirectly through the use of American Depositary Receipts (“ADRs”), which represent interests in foreign securities held in custody by U.S. banks.
The Fund is a “non-diversified” fund, which means that the securities laws do not limit the percentage of assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).	The Fund is a “non-diversified” fund, which means that the securities laws do not limit the percentage of assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).
From time to time, the Fund may focus its investments in particular sectors. For example, as of September 30, 2024, 46.9% of the Fund’s net assets were invested in the consumer cyclical sector.	From time to time, the Fund may focus its investments in particular sectors. At launch, the Fund anticipated it may be focused in the consumer discretionary section.
The Advisor may sell all or a portion of the Fund’s portfolio holdings when, in its opinion, one or more of the following occurs: (1) a stock price reaches its approximate sell target; (2) the Advisor’s initial investment thesis deteriorates; (3) a company’s strategic direction changes; (4) a company’s fundamentals erode; (5) the Advisor identifies a more compelling alternative investment; or (6) the Fund requires cash to meet redemption requests.	The Sub-Adviser may sell all or a portion of the Fund’s portfolio holdings when, in its opinion, one or more of the following occurs: (1) a stock price reaches its approximate sell target; (2) the Sub-Adviser’s initial investment thesis deteriorates; (3) a company’s strategic direction changes; (4) a company’s fundamentals erode; (5) the Sub-Adviser identifies a more compelling alternative investment; (6) the Fund requires cash to meet redemption requests; or (7) the Sub-Adviser determines to sell for any other reason in its sole discretion.
The Acquiring Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
Comparison of Principal Investment Risks
This section will help you compare the risks of the Target Fund and the Acquiring Fund. Because the investment objectives of the Funds are the same and the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar, they are generally subject to the same principal risks, except that the Acquiring Fund is also subject to certain principal investment risks due to the Acquiring Fund’s (i) structure as an ETF, (ii) recent inception, and (iii) seeding pursuant to a Section 351 exchange under the Internal Revenue Code. An additional risk is also included with respect to the Acquiring Fund relating to Towle & Co.’s use of quantitative techniques as part of its investment process, which does not reflect a change in the Sub-Adviser’s process as compared to the Target Fund.
The following risk factors apply to both the Target Fund and the Acquiring Fund.

Principal Risks Applicable to both the Target Fund and Acquiring Fund
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Micro-, Small-, and Mid-Capitalization Company Risk. The Fund may invest in common stocks of any capitalization, although the Sub-Adviser’s investment process typically leads the Fund towards smaller companies, including micro-cap, small-cap and mid-cap companies. Securities of micro-cap, small-cap and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or market indices in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategy Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments, unfavorable market sentiment, or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors and thus will be more susceptible to negative events affecting those sectors.
•Consumer Discretionary Sector Risk. The Fund is expected to have exposure to companies in the consumer discretionary sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The consumer discretionary sector includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other things, changes in domestic and international economies, exchange and interest rates, economic growth, worldwide demand, supply chain constraints and social trends. Success of companies in the consumer discretionary sector also depends heavily on disposable household income and consumer spending, which can be negatively impacted by inflationary pressures on consumers.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater volatility and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value, or market trends affecting a particular security, industry, sector, or region, which may prove to be incorrect.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic, Russia’s invasion of Ukraine, and the rise of and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s investment adviser, Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents, and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The following risk factors apply to the Acquiring Fund only:

ETF Risks. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Acquiring Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Acquiring Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Acquiring Fund shares may trade above or below their NAV. The market prices of Acquiring Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Acquiring Fund shares on the NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Acquiring Fund shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Acquiring Fund shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Acquiring Fund shares.
•Cost of Trading Risk. Investors buying or acquiring the Acquiring Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Acquiring Fund shares.
•Trading Risk. Although the Acquiring Fund shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Acquiring Fund shares on the Exchange may be halted. In stressed market conditions, the liquidity of Acquiring Fund shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Acquiring Fund shares, potentially causing the market price of Acquiring Fund shares to deviate from its NAV. The spread varies over time for Acquiring Fund shares based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has high trading volume and market liquidity, and higher if the Acquiring Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trend.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

In-Kind Contribution Risk. At its launch, the Fund expected to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.

D.    Comparison of Investment Restrictions
The fundamental limitations of the Target Fund and the Acquiring Fund are set forth below. The fundamental investment limitations of the Target Fund and Acquiring Fund are similar, however the Acquiring Fund investment restrictions are generally broader.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations there under and any applicable exemptive relief.

The restrictions are substantially similar.
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

The restrictions are substantially similar.
The Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities).

	The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.	The restrictions are substantially similar.
The Fund may not purchase or sell real estate or interests in real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trust (“REITs”)).

	The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.

The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations there under and any applicable exemptive relief.	The restrictions are substantially similar.
The Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products.)

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing insecurities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

The restrictions are substantially similar.
The Target Fund has also adopted the following non-fundamental investment restriction, which the Acquiring Fund has not adopted:
The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Acquiring Fund is subject to the same maximum limit on investments in illiquid securities under Rule 22e-4 under the 1940 Act.

E.    Comparison of Investment Advisory Agreements and Sub-Advisory Agreement
Investment Advisory Agreements
Towle & Co. Advisory Agreement. Towle & Co serves as the investment adviser to the Target Fund pursuant to an advisory agreement with IMST, on behalf of the Target Fund (the “Towle Advisory Agreement”). The Towle Advisory Agreement describes the advisory services Towle & Co. provides to the Target Fund, which generally includes advice on buying and selling securities.
Pursuant to the Towle Advisory Agreement, Towle & Co. receives an annual management fee equal to 0.79% of the Target Fund’s average daily net assets.
Towle & Co. has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Target Fund. This agreement is effective until January 31, 2026, and it may be terminated before that date only by the Target Fund’s Board.
Under the terms of the Towle Advisory Agreement, Towle & Co. shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Towle Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by Towle & Co. of its duties under the Towle Advisory Agreement. The Towle Advisory Agreement is terminable without penalty by the Trust on behalf of the Target Fund, upon giving the Towle & Co. 60 days’ notice when authorized either by a majority vote of the Target Fund’s shareholders or by a vote of a majority of the Target Fund’s Board, or by Towle & Co. on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2025.
For its services as investment adviser to the Target Fund, Towle & Co. received the following fees for the periods indicated:

Fiscal Year Ended	Management Fees Accrued	Management Fees Recouped	Total Management Fees Paid
September 30, 2025	$680,677	($4,693)	$675,984
September 30, 2024	$862,641	$0	$862,641
September 30, 2023	$858,023	$0	$858,023
Any reduction in management fees or payment of the Target Fund’s expenses made by Towle & Co. in a fiscal year may be reimbursed by the Target Fund for a period ending three full fiscal years after the date of reduction or payment if Towle & Co. so requests. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Target Fund expenses paid by Towle & Co. and will not include any amounts previously reimbursed to Towle & Co. by the Target Fund. Any such reimbursement is contingent upon the Target Fund Board’s subsequent review of the reimbursed amounts. The Target Fund must pay current ordinary operating expenses before Towle & Co. is entitled to any reimbursement of fees and/or Target Fund expenses. If the Reorganization is consummated, Towle & Co. will not be able to seek reimbursement of any management fee waivers with respect to the Target Fund.
EA Advisory Agreement. Similar to the current Advisory Agreement between the Target Fund and Towle & Co., the investment advisory agreement between the EA Trust and EA Advisers (the “EA Advisory Agreement”) describes the services EA Advisers will provide to the Acquiring Fund. EA Advisers selects the Acquiring Fund’s sub-adviser and oversees the sub-adviser’s management of the Acquiring Fund. EA Advisers also provides trading, execution and various other administrative services and supervises the overall daily affairs of the Acquiring Fund.
EA Advisers is not liable to the EA Trust under the terms of the EA Advisory Agreement for any loss or damage arising from any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in EA Advisers performance of its duties to the Acquiring Fund. The EA Advisory Agreement may be terminated (i) by the EA Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving EA Advisers 60 days’ notice, provided that such termination by the EA Trust shall be directed or approved by the vote of a majority of the Trustees of the EA Trust Board or by the vote of the holders of a majority of the voting securities of the Acquiring Fund, or (ii) by EA Advisers on 60 days’ written notice to the EA Trust. In addition, as with the Towle Advisory Agreement, the EA Advisory Agreement will terminate automatically upon its assignment.
After the initial two-year term, the EA Advisory Agreement will continue in effect from year to year with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. For its services under the EA Advisory Agreement, EA Advisers will be entitled to a fee at the specified annual rate of 0.85% of the Acquiring Fund’s average daily net assets. In addition, pursuant to the terms of the EA Advisory Agreement, EA Advisers will pay all expenses incurred by the Acquiring Fund except for the management fee, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquiring fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses. Additionally, the Acquiring Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Acquiring Fund’s securities lending program, if applicable.
The Acquiring Fund commenced operations on July 14, 2025. Accordingly, the Acquiring Fund does not yet have any management fee information to report.
A discussion summarizing the basis of the EA Trust Board’s approval of the EA Advisers Advisory Agreement will be included in the Acquiring Fund’s first Form N-CSR for the fiscal period ended November 30, 2025.
Sub-Advisory Agreement
The Target Fund does not engage a sub-adviser.
Towle & Co., the Target Fund’s investment adviser, serves as the sub-adviser to the Acquiring Fund.
EA Advisers has entered into a sub-advisory agreement with Towle & Co. and the EA Trust with respect to the Acquiring Fund (the “Towle Sub-Advisory Agreement”). Under the Towle Sub-Advisory Agreement, Towle & Co. is responsible for selecting the Acquiring Fund’s investments in accordance with the Acquiring Fund’s investment objectives, policies and restrictions. Towle & Co. is not responsible for selecting broker-dealers or placing the Acquiring Fund’s trades. Rather, Towle & Co. constructs the overall portfolio and provides trading instructions to EA Advisers, and, in turn, EA Advisers is responsible for selecting broker-dealers and placing the Acquiring Fund’s trades. Pursuant to the Towle Sub-Advisory Agreement between EA Advisers, Towle & Co. and the EA Trust, EA Advisers compensates Towle & Co. out of the unitary investment management fees it receives from the Acquiring Fund.
After the initial two-year term, the continuance of the Towle Sub-Advisory Agreement must be specifically approved with respect to the Acquiring Fund at least annually: (i) by the vote of the EA Trust Board or by a vote of the shareholders of the Acquiring Fund; and (ii) by the vote of a majority of the Trustees of the EA Trust Board who are not parties to the agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Towle Sub-Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the EA Trust Board or by a majority of the outstanding voting securities of the Acquiring Fund. The Towle Sub-Advisory Agreement also may be terminated by EA Advisers upon sixty (60) days’ written notice to Towle & Co. or upon sixty (60) day’s written notice to EA Advisers and the EA Trust Board. Finally, the Towle Sub-Advisory Agreement will terminate automatically in the event of the termination of the EA Advisory Agreement between EA Advisers and the EA Trust, with respect to the Acquiring Fund.

A discussion summarizing the basis of the EA Trust Board’s approval of the Towle Sub-Advisory Agreement will be included in the Acquiring Fund’s first Form N-CSR for the fiscal period ended November 30, 2025.
F. Comparison of Distribution, Purchase and Redemption, and Distribution Plan
Distribution
The Funds distribute their net investment income annually and their net realized capital gains at least annually, if any. With respect to the Target Fund, all dividends and distributions will be reinvested in Target Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares or (2) to receive all dividends and distributions in cash. The Acquiring Fund has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Shares of the Target Fund are sold on a continuous basis at NAV by the Target Fund’s Distributor. All initial investments must be made by check or wire or through the Automated Clearing House (ACH) network. The Target Fund requires a minimum investment of $5,000 for direct accounts, and $2,500 for direct retirement accounts, automatic investment plans, and gift accounts for minors. Certain exemptions apply as set forth in the Target Fund’s prospectus. Investors should check the Target Fund’s website (https://towlefund.com/) for further information.

The Acquiring Fund issues and redeems shares on a continuous basis, at NAV, only in large, specified blocks of shares, known as a Creation Unit, which are purchase and sold by Authorized Participants. The Acquiring Fund’s shares are generally not individually redeemable securities, except when aggregated as Creation Units.
Purchase and Redemption
Shares of each Fund are sold without a sales charge. The Target Fund and the Acquiring Fund have different procedures for the purchase of shares.
Target Fund shares may be purchased by shareholders by opening an account with the Target Fund or otherwise purchasing shares through a financial intermediary. Shareholders may redeem shares directly from the Target Fund in exchange for cash. Shareholders may also redeem shares through a financial intermediary.

Shares of the Acquiring Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol TCV. Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, Acquiring Fund shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Distribution Plan
The Target Fund Board has not adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Target Fund.
The EA Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Fund. In accordance with its Rule 12b-1 plan, the Acquiring Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services. The maximum amount payable under the Plan is set at 0% until there is further action by the EA Trust Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Acquiring Fund because they would be paid on an ongoing basis.
Differences in Purchases and Redemptions of Shares
Target Fund

The Target Fund is a mutual fund, and shares of the Target Fund are sold at the next determined NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to Towle Value Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or by calling 1-888-99TOWLE or 1-888-998-6953. You also may purchase shares through a financial intermediary, such as a broker-dealer, bank, or trust company. The minimum initial investment for a direct investment in the Target Fund is $5,000, and $2,500 for direct retirement accounts, automatic investment plans, and gift accounts for minors. The minimum subsequent investment is $500 for direct accounts, $250 for direct retirement accounts and gift accounts for minors, and $100 for automatic investment plans.

Shares of the Target Fund are redeemed directly from the Target Fund at the next determined NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to Towle Value Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or by calling 1-888-99TOWLE or 1-888-998-6953. Shareholders may also redeem shares through a financial intermediary.
Acquiring Fund
The Acquiring Fund is an ETF. The Acquiring Fund is traded on the Exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring Fund, except in creation units. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater (premium) or less (discount) than the NAV. There is no minimum investment for purchases made on the Exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and is generally lower (or narrow) if the Acquiring Fund has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring Fund shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring Fund. The Acquiring Fund will issue or redeem creation units at the NAV next determined after the receipt of an order in proper form, generally in exchange for a basket of assets that the Acquiring Fund specifies each day. The Acquiring Fund’s shares may only be purchased or redeemed in creation units by submitting an order to the Acquiring Fund’s transfer agent. More information about the purchase and sale of ETF shares in creation units can be found in the Acquiring Fund’s Statement of Additional Information under “Transactions in Creation Units”.
G.     Key Information about the Reorganization
The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A.
1. Agreement and Plan of Reorganization
At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a series of the EA Trust. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) shares of the Acquiring Fund and cash with an aggregate NAV equal to the aggregate NAV of the Target Fund as of the close of business on the closing date of the Reorganization (the “Closing”), and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund and cash to its shareholders in exchange for the Target Fund shares held by the shareholders in complete liquidation of the Target Fund.

•Each Target Fund shareholder who holds Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in aggregate value to the aggregate NAV of the Target Fund shares held by such shareholder immediately prior to the Reorganization.
•Each Target Fund shareholder who holds Target Fund shares through a Non-Qualifying Account will receive cash equal in value to the aggregate NAV of the Target Fund shares held by the Target Fund shareholder immediately prior to the Reorganization. Such shareholders will not become shareholders of the Acquiring Fund.

The expenses associated with the Reorganization will be borne by Towle & Co. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.
Until the Closing, shareholders of the Target Fund will continue to be able to sell their shares at the Target Fund’s next determined NAV on any day that the NYSE is open for trading, subject to certain restrictions. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent books of the Target Fund will be permanently closed.
The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from tax counsel to the EA Trust with respect to the federal income tax consequences of the Reorganization. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on March 13, 2026, or such other date agreed to by the Target Fund and the EA Trust.
The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Target Fund Board or the EA Trust Board if, among other reasons, the Target Fund Board or the EA Trust Board determines that the Reorganization is not in the best interests of its shareholders.
2. Description of the Acquiring Fund’s Shares
The Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.
3. Board Considerations Relating to the Reorganization
The Target Fund Board considered and discussed the Reorganization with representatives of Towle & Co. at a meeting held on December 4, 2025. The Target Fund Board, based on these considerations, and the recommendation of Towle & Co. approved the Plan and the solicitation of shareholders of the Target Fund to vote on the Plan.
In considering the Plan and the Reorganization, the Target Fund Board and its Independent Trustees reviewed information provided by EA Advisers and Towle & Co. in response to an information request addressing, among other things, the nature and structure of the Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy, management, or design, the differences to shareholders of owning shares of an ETF compared to a more traditional mutual fund, EA Advisers’ experience, resources and capabilities, and the tax impact of the Reorganization. At the meeting held on December 4, 2025, the Target Fund Board met with representatives from Towle & Co. who presented their reasoning for the Reorganization of the Target Fund into the Acquiring Fund. Towle & Co. explained to the Target Fund Board that it had concluded that the Reorganization should benefit shareholders of the Target Fund and recommended that the Target Fund Board approve the Reorganization. Among the reasons provided and factors discussed were:
•that the Reorganization was recommended by Towle & Co., the current advisor to the Target Fund and the current sub-advisor to the Acquiring Fund;

•the terms of the Reorganization;
•the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Target Fund shares through Non-Qualifying Accounts);
•that the Funds have the same investment objectives and substantially similar principal investment strategies and principal risks;
•that the Acquiring Fund’s portfolio is managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio;
•that the Acquiring Fund operates under a unitary fee structure, under which Towle & Co. has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;
•that the Acquiring Fund is expected to have lower total annual fund operating expenses than the Target Fund;
•that Towle & Co. believes that reorganizing the Target Fund into the Acquiring Fund will offer a better value proposition for shareholders than continuing to operate the Target Fund as a mutual fund;
•that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the mutual fund structure of the Target Fund;
•that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the Exchange;
•that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;
•that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash in lieu of fractional shares with the same aggregate NAV as their Target Fund shares immediately prior to the Reorganization;
•that, on the closing date of the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in aggregate value to the aggregate NAV of the Target Fund shares they held immediately prior to the Reorganization;
•the quality and experience of the Acquiring Fund’s service providers;
•the experience and background of the Acquiring Trust’s independent trustees;
•that the Reorganization would not result in the dilution of shareholders’ interests;
•that Towle & Co., and not the Target Fund, will bear all direct costs of the Reorganization;
•that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
•that the Target Fund may benefit from the EA Trust’s investment advisory experience and the increased economies of scale of the Acquiring Fund; and
•that if the Reorganization did not occur for some reason, the Target Fund may be liquidated, which would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

The Target Fund Board did not identify any particular information or consideration that was all-important or controlling, and each individual Director may have attributed different weights to various factors.
After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization is in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of IMST, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Target Fund do not approve the Reorganization, the Target Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including merging with another fund complex, the possible liquidation of the Target Fund, or the possible continuation of the Target Fund.
4. Federal Income Tax Consequences
For each year of its existence, the Target Fund has had in effect an election to be qualified for treatment as, a “regulated investment company” under the Code. Accordingly, Target Fund believes it has been and will continue, through the Closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.
As a condition to the Closing of the Reorganization, the Target Fund and the EA Trust will receive, on behalf of the Target Fund and the Acquiring Fund, respectively, a tax opinion from Practus, LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes (defined terms not defined herein have the meaning ascribed in the Plan):
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, or (2) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their Target Fund shares solely for Acquiring Fund shares (except with respect to cash received);
•The tax basis of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized;
•The holding period of each asset of the Target Fund received by the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);
•The aggregate tax basis of the Acquiring Fund shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor, by such shareholder (reduced by any amount of tax basis allocable to shares for which cash is received);
•Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the Reorganization. and
•The receipt of cash in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.
In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Target Fund and the EA Trust, on behalf of the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.
Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV as part of the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.
The tax opinion is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.
Prior to the Closing, the Target Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Target Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Target Fund’s shareholders.
Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. At September 30, 2025, the Target Fund had $2,646,412 in short term capital loss carryforwards and $816,386 in long term capital loss carryforwards. The Acquiring Fund had no capital loss carryforwards for federal income tax purposes. On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Target Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards, if any, of the Target Fund from the Target Fund’s short taxable year ending on the Closing Date, subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Target Fund from the Target Fund’s short taxable year ending on the Closing Date. Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Target Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use any capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. If the Acquiring Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. As a result of these rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have paid if the Reorganization did not occur.

The Target Fund’s capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above, may change significantly between now and the date of the Closing. The ability of any fund to use capital losses to offset gains (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.
Although the Target Fund is not aware of any adverse state income tax consequences, the Target Fund has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
5. Comparison of Forms of Organization and Shareholder Rights
Form of Organization
IMST is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration of Trust”), By-Laws and Board of Trustees. Similarly, the EA Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “EA Trust Declaration of Trust”), By-Laws and Board of Trustees. The operations of IMST and the EA Trust are also governed by applicable state and federal law.
Shares
IMST and the EA Trust are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.
Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent
Pursuant to IMST’s Amended and Restated Agreement and Declaration of Trust (“IMST Declaration of Trust”), shareholders have the power to vote only on (i) for the election or removal of Trustees, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a contracting party to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any series, (iv) with respect to any amendment of the IMST Declaration of Trust, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the IMST Declaration of Trust, the By-Laws or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

Pursuant to the EA Trust Declaration of Trust, shareholders have the right to vote only (i) on such matters required by the EA Trust Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the EA Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Target Fund Board may consider necessary or desirable.
The Target Fund and the Acquiring Fund have the same quorum requirements. The presence in person or by proxy of one-third of the holders of shares of a series of IMST or the EA Trust are entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the EA Declaration of Trust, the IMST Declaration of Trust or the applicable By-Laws, or, with respect to IMST, when the Target Fund Board shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Target Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a corresponding fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the EA Declaration of Trust, the IMST Declaration of Trust or the applicable By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings
IMST and EA Trust are not required to, and do not, have annual meetings. Nonetheless, IMST and the EA Trust Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the IMST Declaration of Trust and By-laws and the EA Trust Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. IMST must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding. The EA Trust must also call a shareholder meeting for the consideration of the removal of a trustee from office when requested in writing by shareholders holding at least 10% of the shares entitled to be cast at such meeting.
Shareholder Liability
The IMST Declaration of Trust disclaims shareholder liability with respect to the assets and affairs of IMST or any of its series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Fund. The IMST Declaration of Trust also indemnifies shareholders from any obligation or liability of IMST solely by reason of being or having been a shareholder and not due to the shareholder’s acts or omissions.
The EA Trust Declaration of Trust disclaims shareholder liability for all loss and expense, including without limitation, attorneys’ fees, arising from such claim or demand the debts, liabilities, obligations and expenses of EA Trust or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund. Shareholders of the EA Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.
The EA Trust Declaration of Trust disclaims shareholder liability for all loss and expense, including without limitation, attorneys’ fees, arising from such claim or demand the debts, liabilities, obligations and expenses of the EA Trust or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund.
Amendments to Target Fund Agreement and Declaration of Trust
Both the EA Trust Board and the IMST Board may amend the EA Agreement and Declaration of Trust and IMST Declaration of Trust, respectively, by an instrument signed by a majority of each respective Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing IMST and the EA Trust. It is qualified in its entirety by reference to the respective trust instruments and by-laws.
6. Capitalization
The following table shows, as of November 28, 2025, (1) the unaudited capitalization of the Target Fund and the Acquiring Fund and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different upon the closing of the Reorganization as a result of daily share purchase, redemption, and market activity.

	Target Fund	Acquiring Fund	Pro Forma- Acquiring Fund after Reorganization (estimated)[1]
Net Assets	$90,904,008	$85,307,091	$176,211,099
Total Shares Outstanding	5,458,580	3,210,000	10,583,249
Net Asset Value Per Share	$16.65	$26.58	$16.65
1 The Target Fund will redeem any fractional shares held by shareholders at NAV as part of the Reorganization.
The Target Fund will be the accounting and performance survivor following the Reorganization.

H. Additional Information about the Funds
1. Past Performance of the Target Fund
Performance Summary
The following bar chart and table provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for certain time periods compare with those of a broad-based securities market index. All returns assume reinvestment of dividends and distributions. Updated performance information is available at no cost by visiting the Target Fund’s website at: www.towlefund.com or by calling toll-free 1-888-99TOWLE (1-888-998-6953). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Acquiring Fund commenced operations on July 14, 2025 and therefore does not yet have any performance information to provide. If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund and the Target Fund will be the accounting survivor of the Reorganization. As a result, the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund. The Acquiring Fund will have a different investment adviser although Towle & Co. will serve as its sub-adviser and will follow the same investment objective and substantially similar investment strategies as the Target Fund, except that the Target Fund generally holds between 25 and 50 positions, and the Acquiring Fund generally holds between 30 and 100 positions, as described elsewhere in this Proxy Statement/Prospectus.

Calendar-Year Total Return as of December 31 for the Target Fund
[insert bar chart]

* The Target Fund’s year-to-date return as of September 30, 2025 was [ ]%.
During the periods shown in the bar chart, the Fund’s highest quarterly return was 39.69% for the quarter ended June 30, 2020, and the lowest quarterly return was -49.19% for the quarter ended March 31, 2020.

Average Annual Total Returns (for periods ended December 31, 2025)	One Year	Five Years	Ten Years
Return Before Taxes	[ ]	[ ]	[ ]
Return After Taxes on Distributions[1]	[ ]	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares[1]	[ ]	[ ]	[ ]

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	[ ]	[ ]	[ ]
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	[ ]	[ ]	[ ]
1 This table shows returns for the Target Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who held their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when a Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year ended September 30, 2025, the Target Fund’s portfolio turnover rate was 100% of the average value of its portfolio.
The Acquiring Fund commenced operations on July 14, 2025 and therefore does not yet have any portfolio turnover information to report.
2. Investment Advisers, Sub-Advisers, Portfolio Managers, and Manager of Managers Structure
Investment Adviser – Target Fund
The Target Fund’s investment adviser is Towle & Co., which is located at 720 Colorado Blvd., Suite 730-S, Denver, Colorado 80246. Towle & Co. has provided investment advisory services to the Target Fund since its inception. Towle & Co. provides investment adviser to institutional and private investors. As of November 30, 2025, Towle & Co. had approximately $603 million in assets under management.
Investment Adviser – Acquiring Fund
EA Advisers, located at 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073, is the investment adviser to the Acquiring Fund. EA Advisers provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the EA Trust Board. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
Sub-Adviser – Acquiring Fund
Towle & Co. serves as the sub-adviser to the Acquiring Fund. Towle & Co. is responsible for the day-to-day management of the Fund. For further information regarding Towle & Co., please refer to “Investment Adviser – Target Fund” above.
Under the Towle Sub-Advisory Agreement, Towle & Co. is responsible for selecting the Acquiring Fund’s investments in accordance with the Acquiring Fund’s investment objectives, policies and restrictions. Towle & Co. is not responsible for selecting broker-dealers or placing the Acquiring Fund’s trades. Rather, Towle & Co. constructs the overall portfolio and provides trading instructions to EA Advisers, and, in turn, EA Advisers is responsible for selecting broker-dealers and placing the Acquiring Fund’s trades. Pursuant to the Towle Sub-Advisory Agreement between EA Advisers, Towle & Co. and the EA Trust, EA Advisers compensates Towle & Co. out of the unitary investment management fees it receives from the Acquiring Fund.
Portfolio Managers – Target Fund and Acquiring Fund
Each Fund’s portfolio is managed by an investment team comprised of Christopher D. Towle, President, CEO and Portfolio Manager, Peter J. Lewis, CFA, Portfolio Manager, James M. Shields, CFA, Portfolio Manager, Portfolio Manager and G. Lukas Barthelmess, CFA, Portfolio Manager. Together, they share responsibility for all day-to-day management, analytical and research duties critical to the Fund’s investment process. Mr. Towle and Mr. Lewis have been with the team since the Target Fund’s inception in October 2011. Mr. Shields joined the team at the end of 2013. Mr. Barthelmess assumed portfolio management responsibilities on February 1, 2021. These same individuals have served as portfolio managers to the Acquiring Fund since its inception in July 2025.
Christopher D. Towle has served as a member of the investment team since 1994. Mr. Towle graduated from Williams College with a BA in history and earned an MBA from Washington University in St. Louis.
Peter J. Lewis, CFA, has served as a member of the investment team since 2001. Mr. Lewis graduated from Principia College with degrees in chemistry and business administration and earned an MBA from Washington University in St. Louis.
James M. Shields, CFA, has served as a member of the investment team since 2013. Mr. Shields graduated from the University of Missouri with a BBA in finance & banking/real estate and received an MBA from the University of Chicago Booth School of Business.
G. Lukas Barthelmess, CFA, has served as a member of the investment team since 2021. Mr. Barthelmess received a BA degree in mathematics and economics from Lawrence University and received an MBA from Columbia University.
Each of the Target Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Target Fund securities.
Acquiring Fund - Manager of Managers Structure
EA Advisers and the EA Trust have received an exemptive order from the SEC which allows EA Advisers to operate the Acquiring Fund under a “manager of managers” structure (the “EA Order”). Pursuant to the EA Order, EA Advisers may, subject to the approval of the EA Trust Board, hire or replace unaffiliated sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the EA Order, EA Advisers, with the approval of the EA Trust Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among EA Advisers and any other sub-adviser. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. Replacement of EA Advisers or the imposition of material changes to the advisory agreement would continue to require prior shareholder approval.
The Target Fund does not have Manager of Managers structure in place.
3. Directors/Trustees and Service Providers for the Target Fund and EA Trust
IMST and the EA Trust are operated by their respective boards and officers, which are separate and different.
Trustees of IMST
The IMST Board has six trustees, five of whom are not “interested persons” of IMST as that term is defined under the 1940 Act. The following individuals comprise the IMST Board: Jill I. Mavro, Charles H. Miller, Ashley Toomey Rabun, James E. Ross, William H. Young, and Maureen Quill (interested Trustee).
Trustees of the EA Trust
The EA Trust Board has four trustees, three of whom are not “interested persons” of the EA Trust as that term is defined under the 1940 Act. The following individuals comprise the EA Trust Board: Michael S. Pagano, Daniel Dorn, Chukwuemeka (Emeka) O. Oguh, and Wesley R. Gray (interested trustee).

Service Providers
Except for the independent registered public accounting firm, the Target Fund and the Acquiring Fund utilize different service providers as shown below:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND

Administrator	Co-Administrators: Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, CA 9174 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202
Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 0410	PINE Distributors LLC 501 S. Cherry Street, Suite 610 Denver, CO 80246
Fund Accounting Agent & Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, MO 6410	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302, Suite 302 Milwaukee, WI 53212
II. Voting Information
A. General Information
How to Vote
This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Target Fund Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at 2220 E Route 66 Suite 226 Glendora, CA 91773.
You may vote in one of the following ways:
•in person, by attending the Special Meeting;
•complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•call the toll-free number listed on the enclosed proxy card to reach an automated touch tone voting line or to speak with a live operator; or
•via the Internet by following the instructions set forth on your proxy card.
You may revoke a proxy once it is given. If you desire to revoke a proxy before it is exercised at the Special Meeting, you may do so either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card. If not revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.
Quorum
Only shareholders of record on December 15, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund.
Vote Required
Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.
If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization of the Target Fund will not be implemented. In such case, the Target Fund would continue to operate as a traditional mutual fund overseen by the Target Fund Board and be managed by Towle & Co.
Adjournments
If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.
Effect of Abstentions and Broker “Non-Votes”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal will “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or shareholders entitled to vote, even if the broker has discretionary voting power (i.e., the proposal to approve the Plan is non-discretionary). Because the proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes.
Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B. Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Target Fund Board for use at the Special Meeting. The close of business on December 15, 2025 is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment or postponement thereof. The Target Fund expects that the solicitation of proxies will be primarily by mail, e-mail and telephone and may be made be certain employees of Towle & Co. or Sodali & Co (“Sodali”). Towle & Co. has retained Sodali to provide proxy services. Towle & Co. will bear all costs of the Special Meeting, including the costs of retaining Sodali, and other expenses incurred in connection with the solicitation of proxies, which are anticipated to be approximately $105,000. Towle & Co. will pay these costs regardless of whether the Reorganization is consummated.
C. Right to Revoke Proxy
Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, though the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any adjournments or postponements thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
D. Voting Securities and Principal Holders
Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of the Record Date, there were 5,446,564 shares outstanding and entitled to vote at the Special Meeting (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).
Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Target Fund.
To the knowledge of each Fund, as of December 15, 2025, the following persons held of record or beneficially 5% or more of the outstanding shares of each Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders of such Fund.

Target Fund Name/Address	Percentage of Total Outstanding Shares of the Target Fund	Type of Ownership
Pershing, LLC One Pershing Plaza, 10th Floor Jersey City, NJ 07399	32.16%	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	20.05%	Record
The Harvest Foundation of the Piedmont 1 Ellsworth Street Martinsville, VA 24112	9.14%	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	7.74%	Record

Acquiring Fund Name/Address	Percentage of Total Outstanding Shares of the Acquiring Fund	Type of Ownership
Pershing, LLC One Pershing Plaza, 10th Floor Jersey City, NJ 07399	50.89%	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	32.62%	Record
Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355, United States	7.76%	Record

E. Interest of Certain Persons in the Transaction
EA Advisers may be deemed to have an interest in the Reorganization because it will receive fees from the Acquiring Fund for its services as investment adviser.
Towle & Co. may be deemed to have an interest in the Reorganization because it will serve as the sub-adviser to the Acquiring Fund following the Reorganization and will receive fees from EA Advisers for its services as sub-adviser.
III. Miscellaneous Information
A. Other Business
The Target Fund Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Target Fund Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
B. Next Meeting of Shareholders
The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Target Fund Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Target Fund at its office at a reasonable time before the Target Fund begins to print and mail its proxy statement, as determined by the Target Fund Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.
C. Legal Matters
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and concerning the federal income tax consequences of the Reorganization will be passed upon by Practus, LLP.
D. Independent Registered Public Accounting Firm
The financial statements of the Target Fund for the fiscal year ended September 30, 2025, contained in the Target Fund’s Annual Report to Shareholders, has been audited by Tait, Weller & Baker LLP (“Tait”), independent registered public accounting firm. The Acquiring Fund is recently organized and therefore does not yet have audited financial statements. Tait serves as the independent registered public accounting firm for the Acquiring Fund.
E. Information Filed with the SEC
The Target Fund and the EA Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Target Fund may be inspected without charge and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit
A.Form of Agreement and Plan of Reorganization
B.Financial Highlights of the Target Fund

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this day of [ ], 2026, by and among: (i) Investment Managers Series Trust (“IMST”), a Delaware statutory trust, on behalf of one of its series, the Towle Value Fund (the “Target Fund”); (ii) EA Series Trust (the “EA Trust”), on behalf of its series the Towle Value ETF (the “Acquiring Fund”); and (iii) Towle & Co. (“Towle”), a Missouri corporation solely for purposes of Sections 9.1 and 9.2.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for (A) shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and cash, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of (A) the Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares pro rata to the shareholders of the Target Fund who hold their shares of the Target Fund (the “Target Fund Shares”) through accounts that are permitted to hold Acquiring Fund Shares (each, a “Qualifying Account”), and, (B) with respect to shareholders who hold their Target Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares (each, a “Non-Qualifying Account”), cash in exchange for their Target Fund Shares, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”).

WHEREAS, each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the Reorganization will not result in the dilution of the Acquiring Fund’s shareholders’ interests, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the Reorganization will not result in the dilution of the Target Fund’s shareholders’ interests.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:
1. DESCRIPTION OF THE REORGANIZATION
1.1. THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, at the Closing, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, at the Closing, the Acquiring Fund agrees (i) to issue and deliver to the Target Fund (A) with respect to shareholders who hold their Target Fund Shares through Qualifying Accounts, the number of full Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of such shareholders’ Target Fund Shares, and (B) with respect to shareholders who hold their Target Fund Shares through Non-Qualifying Accounts, cash equal to the aggregate NAV of such shareholders’ Target Fund Shares, computed in the manner set forth in Section 2.3, and (ii) to assume all of the liabilities of the Target Fund as set forth in Section 1.3. The foregoing transactions will take place on the date of the closing provided for in Section 3.1 (the “Closing” and such date, the “Closing Date”).

1.2 ASSETS TO BE TRANSFERRED. The Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, provided that the Target Fund will retain assets sufficient to pay the dividend or dividends set forth in Section 8.5 (such transferred assets, the “Target Assets”).
The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments as of such date. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities and other investments, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify the Target Fund in writing accordingly. With respect to any such securities or other investments so identified by the Acquiring Fund before the Closing Date or, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain securities or other investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such securities or other investments, the Funds shall reasonably cooperate to dispose of such securities or other investments as may be necessary to, as of the Closing, (i) be in conformity with the Acquiring Fund’s investment objective, policies or restrictions or (ii) avoid violating such percentage limitations, as the case may be. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any securities or other investments if, in the reasonable judgment of the Target Fund Board or Towle, the investment adviser to the Target Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.
1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligations to pursue its investment objective and investment strategies, to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement (all such assumed liabilities, the “Assumed Liabilities”).
1.4 LIQUIDATION AND DISTRIBUTION.
(a) As soon as reasonably practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund to its shareholders of record (the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund Shares and cash received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished (i) by the transfer of the Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders who hold their Target Fund Shares through Qualifying Accounts, representing such shareholder’s share of the Acquiring Fund Shares received by the Target Fund, (ii) by the transfer of cash to Target Fund Shareholders who hold their Target Fund Shares through Non-Qualifying Accounts in an amount equal to the NAV of the Target Fund Shares held in each Non-Qualifying Account immediately prior to the Closing, and (iii) by paying to Target Fund Shareholders any Interim Dividends received by the Target Fund. All issued and outstanding Target Fund Shares simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b) As soon as is reasonably practicable after the distribution referenced in Section 1.4(a), the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 TERMINATION. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up following the Closing and the payment of the distribution pursuant to Section 1.4.
1.8 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated.
1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and copies thereof will be turned over to the Acquiring Fund as soon as practicable following the Closing. Following the Closing, the Acquiring Fund shall maintain all books and records related to the Reorganization as required by applicable law, including the 1940 Act.
1.10 NON-QUALIFYING ACCOUNTS. The Target Fund will identify each shareholder of record who holds their Target Fund Shares through a Non-Qualifying Account. The Target Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to a Qualifying Account upon request prior to the Closing Date.

2. VALUATION
2.1. VALUATION OF ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Target Fund.
2.2 VALUATION OF SHARES. The NAV per Acquiring Fund Share and the NAV per Target Fund Share will each be computed as of the Valuation Time, using the valuation procedures of the Target Fund. The aggregate NAV of Target Fund Shares held in a Qualifying Account shall be determined by multiplying the number of such shares by the NAV per Target Fund Share. The aggregate NAV of Target Fund Shares held in Non-Qualifying Accounts shall be determined by multiplying the number of such shares by the NAV per Target Fund Share.

2.3 SHARES TO BE ISSUED AND CASH TO BE PAID. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for the Target Fund Shares held in a Qualifying Account will be determined by dividing the aggregate NAV of the Target Fund Shares held in such Qualifying Account, determined in accordance with Section 2.2 by the NAV of an Acquiring Fund Share, determined in accordance with Section 2.2. The aggregate NAV of Acquiring Fund Shares and cash received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate NAV of the Target Fund’s shares held by Target Fund Shareholders as of such time. To the extent this calculation results in a Qualifying Account receiving a fractional share of the Acquiring Fund, the Qualifying Account will receive cash in lieu of such fractional share, in an amount equal to the NAV of the fractional Acquiring Fund Share. The total number of Acquiring Fund Shares to be issued in the Reorganization will be approximately equal to the aggregate number of Acquiring Fund Shares issued in exchange for Target Fund Shares held in Qualifying Accounts.

The amount of cash paid to Target Fund Shareholders holding their Target Fund Shares in Non-Qualifying Accounts shall be equal to the aggregate NAV of the Target Fund Shares held in each Non-Qualifying Account, determined in accordance with Section 2.2. The aggregate NAV of Acquiring Fund Shares and cash received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate NAV of the Target Fund’s shares held by Target Fund Shareholders as of such time.

2.4 COMPUTATIONS OF NET ASSETS. All computations of NAV in this Article 2 will be made by or under the direction of UMB Fund Services, Inc. (“UMB”) in accordance with its regular practice as the accounting agent of the Target Fund.
3. CLOSING AND CLOSING DATE
3.1 CLOSING DATE. Subject to the terms and conditions of this Agreement, including the satisfaction or waiver of the conditions set forth in Article 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), the Closing will be on the Closing Date, which will be on or about March 13, 2026, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided. The Closing may be conducted in a mutually acceptable manner by the exchange of documents and signature pages via overnight courier, facsimile or .pdf attachments to e-mails.
3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Target Fund shall be made available by the Target Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.
3.3 CERTIFICATE OF TRANSFER AGENT. The Target Fund will issue and deliver, or cause UMB, the transfer agent with respect to the Target Fund Shares, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of Target Fund Shares and the number and percentage ownership of outstanding shares held by each such Target Fund Shareholder immediately prior to the Closing.
3.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to consummate the transactions contemplated by this Agreement. Subject to Section 1.7, the Target Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, use its commercially reasonable efforts to execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as necessary in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the Target Assets.
4. REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE TARGET FUND. IMST, on behalf of the Target Fund represents and warrants to the EA Trust and the Acquiring Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:
(a) IMST is a statutory trust, duly organized, validly existing and in good standing under the laws of the state of Delaware.
(b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and such registration with the U.S. Securities and Exchange Commission is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder that are applicable to the Target Fund.
(c) The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d) The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any material provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.
(e) The Target Fund Shares are the only outstanding equity interests in the Target Fund.
(f) Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or before the Closing Date.
(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is currently pending or, to the knowledge of IMST, threatened against the Target Fund or any of the Target Assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.
(h) The audited financial statements of the Target Fund as of September 30, 2025, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the financial condition of the Target Fund as of September 30, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements, other than any such liabilities that (i) were incurred in the ordinary course of business and would not be material and (ii) are not required by GAAP to be set forth on such financial statements.
(i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by GAAP to be set forth on such financial statements.
(j) All Tax (as defined below) returns and reports of the Target Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Taxes due or properly shown to be due on such returns or reports, have been paid, or provision has been made for the payment thereof, and any such unpaid Taxes of the Target Fund, as of the date of the financial statements referred to above, are properly reflected thereon. To the knowledge of IMST, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of IMST, there are no deficiency assessments with respect to any Taxes of the Target Fund and no such deficiency assessments have been proposed with respect to the Target Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person.
(k) All of the issued and outstanding Target Fund Shares are duly authorized and, when issued and sold, were validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund Shares; and no outstanding securities convertible into Target Fund Shares.
(l) At the Closing, the Target Fund will have good and valid title to the Target Assets, and full right, power and authority to sell, assign, transfer and deliver such Target Assets, and, upon delivery and payment therefor, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.
(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(n) The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.
(o) From the effective date of the Registration Statement (as defined in Section 5.6) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(p) For each taxable year of its operations ended on or prior to the Closing Date, the Target Fund (i) has had (or will have) in effect an election to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has declared (or will declare) one or more distributions with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code); and (iii) has been (or will be) treated as a separate corporation for federal income tax purposes under Section 851(g) of the Code.
(q) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.
(r) The Acquiring Fund Shares to be issued to the Target Fund pursuant to Section 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in Section 1.4.
(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.6) and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in Section 5.2.
(t) The Target Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.
(u) The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes, which waiver or extension is still in effect.
(v) The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), and (u) of this Section 4.1.
4.2. REPRESENTATIONS OF THE ACQUIRING FUND. The EA Trust, on behalf of the Acquiring Fund represents and warrants to the Target Fund as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:
(a) The EA Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder that are applicable to the Acquiring Fund.
(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e) The Acquiring Fund Shares are the only outstanding equity interests in the Acquiring Fund.

(f) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is currently pending, or to the knowledge of EA Trust, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.
(g) All Tax returns and reports of the Acquiring Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been or will be timely filed and are complete and correct in all material respects. All Taxes due or properly shown to be due on such returns or reports, have been paid, or provision has been made for the payment thereof, and any such unpaid taxes of the Acquiring Fund, as of the date of the Acquiring Fund’s financial statements, are properly reflected thereon. The Acquiring Fund commenced operations on July 14, 2025 and therefore, no such returns are required to be submitted at the time of the Closing, To the knowledge of EA Trust, there are no deficiency assessments with respect to any Taxes of the Acquiring Fund and no such deficiency assessments have been proposed with respect to the Acquiring Fund in writing.
(h) All issued and outstanding Acquiring Fund Shares are, and at the time of Closing, will be duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding preferred shares; no outstanding, options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares and there are no outstanding securities convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(j) The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.
(k) From the effective date of the Registration Statement (as defined in Section 5.6) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Prospectus, except as previously disclosed in writing to the Target Fund.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by EA Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.6) and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in Section 5.2.
(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(o) For each taxable year of its operations ended prior to the Closing Date (and, subject to the accuracy of the representations and warranties in Section 4.1(p), for the taxable year that includes the Closing Date), the Acquiring Fund (i) will make (or have in effect) an election to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible (or will be eligible)to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has declared (or will declare) a distribution (or distributions) with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code); and (iii) has been treated (or will be treated) as a separate corporation for federal income tax purposes under Section 851(g) of the Code.

(p) Immediately prior to the Closing, the Acquiring Fund would not be subject to corporate-level taxation on the sale of any assets as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.
(q) The Acquiring Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes, which waiver or extension is still in effect.

(r) The Acquiring Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (g), (o), (p) and (q) of this Section 4.2.
5. COVENANTS
5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 1.3, the Acquiring Fund and the Target Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2 APPROVAL OF SHAREHOLDERS. IMST will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 [INTENTIONALLY LEFT BLANK].
5.4 ADDITIONAL INFORMATION. The Target Fund will use its commercially reasonable efforts to assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares, including as set forth in Section 3.3.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will use its commercially reasonable efforts to take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and the Acquiring Fund will file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement as applicable (the “Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information reasonably necessary to prepare the Proxy Statement/Prospectus and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:
6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by (i) the Principal Executive Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect.
6.2 The Acquiring Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.
6.3 As of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, principal investment strategies, policies and restrictions of the Acquiring Fund, nor any material change in the unitary management fee, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, or other fees payable for services provided to the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the Registration Statement or N-1A Registration Statement.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:
7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Principal Executive Officer or any Vice President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect.
7.2 The Target Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.
7.3 The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
The obligations of the Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:
8.1 This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding Target Fund Shares in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.
8.2 The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All material notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.
8.4 The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The Target Fund will declare a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).
8.6 The Target Fund will have received an opinion from Practus, LLP, counsel to the Acquiring Fund dated as of the Closing Date, substantially to the effect that:
(a) The Acquiring Fund has been formed as a statutory trust and is existing under the laws of the State of Delaware and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.
(b) The Acquiring Fund is an open-end management investment company registered with the Securities and Exchange Commission as an investment company under the 1940 Act.
(c) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund.
(d) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.
(f) The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles of Incorporation or By-Laws.
8.7 The Acquiring Fund will have received an opinion from Morgan, Lewis & Bockius LLP, counsel to the Target Fund, dated as of the Closing Date, substantially to the effect that:
(a) IMST is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Target Fund, under the 1940 Act, and, to the knowledge of such counsel, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect.
(b) To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by IMST in order to consummate the transactions contemplated by the Agreement, except to the extent such as have been obtained.
(c) IMST is a statutory trust that is validly existing and in good standing under the laws of the Delaware, and has the trust power to enter into the Agreement and the trust power to own all of the Target Fund’s properties and assets.
(d) The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, result in a violation of IMST’s Declaration of Trust or By-Laws.
8.8. With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received the opinion of Practus, LLP dated as of the Closing Date and addressed to the EA Trust and IMST, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:
(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(b) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
(c) No gain or loss will be recognized by the Target Fund upon the transfer of all the assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, or (2) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their Target Fund Shares solely for Acquiring Fund Shares (except with respect to cash received);
(e) The tax basis of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized;
(f) The holding period of each asset of the Target Fund received by the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);
(g) The aggregate tax basis of the Acquiring Fund shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor, by such shareholder (reduced by any amount of tax basis allocable to shares for which cash is received);
(h) Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund shares as capital assets on the date of the Reorganization. and
(i) The receipt of cash in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.
Such opinion will be based on customary assumptions and such representations as Practus, LLP may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.8.

9. EXPENSES
9.1 The expenses incurred in connection with the Reorganization will be borne by Towle & Co. (or any affiliate thereof), including in the event the Reorganization is not consummated. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees incurred by each Fund, including fees of the counsel to IMST, counsel to the Independent Trustees of IMST, counsel to EA Advisers, counsel to the EA Trust, and counsel to the Independent Trustees of the EA Trust; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs (the “Reorganization Expenses”). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.
9.2 At the Closing, Towle & Co. (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to Section 9.1, and any remaining balance shall be paid by Towle & Co. (or any affiliate thereof) within thirty (30) days after the Closing.
9.3 Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.
10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
11.1 This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Principal Executive Officer or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, which breach would cause the conditions precedent set forth in Articles 6, 7 or 8 to not be satisfied and such breach (i) is not capable of being cured or (ii) if such breach is capable of being cured, is not cured within 30 days following notice from the non-breaching party; or
(b) a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.
11.2 In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Acquiring Fund or the Target Fund but Section 9.1 shall continue to apply.
12. AMENDMENTS
12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
13. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:
For the Target Fund:
Towle Value Fund
235 W. Galena Street
Milwaukee, Wisconsin 53212
(833) 297-2587
Attn: Secretary
Email: diane.drake@mfac-ca.com

For the Acquiring Fund:
EA Series Trust
3803 West Chester Pike, Suite 150,
Newtown Square, Pennsylvania 19073
(215) 882-9983
Email: legal@etfarchitect.com

14. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.
14.5. It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the governing documents of the Target Fund and the Acquiring Fund, respectively. The execution and delivery of this Agreement by such Fund officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.
[Remainder of page intentionally left blank]

Investment Managers Series Trust, on behalf of Towle Value Fund

By: ______________________________
Name:
Title:

EA Series Trust, on behalf of Towle Value ETF

By: ______________________________
Name:
Title:

For purposes of Section 9.1 and 9.2 only:
Towle & Co.

By: ______________________________
Name:
Title:

EXHIBIT B
FINANCIAL HIGHLIGHTS OF THE TARGET FUND

It is anticipated that following the Reorganization, the Target Fund will be the accounting survivor of the Reorganization. The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The information through September 30, 2025 for the Target Fund has been derived from the financial statements audited by the Target Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Report, which is available upon request.
B-1

Towle Value Fund
FINANCIAL HIGHLIGHTS
Per share operating performance.
For a capital share outstanding throughout each period.	For the Year Ended September 30,

	2025	2024	2023	2022	2021
Net asset value, beginning of period	$17.95	$17.29	$15.98	$18.30	$11.00
Income from Investment Operations:
Net investment income (loss)[1]	0.07	0.08	0.11	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.22	0.99	2.56	(2.30)	7.38
Total from investment operations	0.29	1.07	2.67	(2.32)	7.31
Less Distributions:
From net investment income	(0.07)	(0.14)	-	-	(0.01)
From net realized gain	(2.04)	(0.27)	(1.36)	-	-
Total distributions	(2.11)	(0.41)	(1.36)	-	(0.01)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-[2]
Net asset value, end of period	$16.13	$17.95	$17.29	$15.98	$18.30

Total return[3]	1.02%	6.23%	16.46%	(12.68)%	66.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$89,128	$103,124	$100,922	$91,982	$114,430

Ratio of expenses to average net assets:
Before fees waived/recovered	1.21%[4]	1.15%	1.12%	1.10%	1.10%
After fees waived/recovered	1.20%[4]	1.15%	1.12%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.46%	0.45%	0.65%	(0.09)%	(0.42)%
After fees waived/recovered	0.47%	0.45%	0.65%	(0.09)%	(0.42)%
Portfolio turnover rate	100%	56%	58%	80%	50%
[1] Based on average shares outstanding for the period.
[2] Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense had been excluded, the ratios would have remained unchanged for the year ended September 30, 2025.
See accompanying Notes to Financial Statements.
B-2

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR THE REORGANIZATION OF

INVESTMENT MANAGERS SERIES TRUST

Towle Value Fund
a series of Investment Managers Series Trust
235 W. Galena Street,
Milwaukee, Wisconsin 53212

INTO

Towle Value ETF
A series of EA Series Trust
3804 West Chester Pike, Suite 150
Newtown Square, PA 19073

[ ], 2025

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Towle Value Fund (the “Target Fund”), a series of Investment Managers Series Trust, an open-end management investment company (“IMST”), by and in exchange for shares of Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust.
This SAI consists of this Cover Page and the following documents, each of which have been filed with the U.S. Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI ):
1The Target Fund’s Statement of Additional Information (“SAI”) dated January 31, 2025, as supplemented, (File Nos. 811-21719 and 333-122901).

2The Target Fund’s audited financial statements and related report of the independent public accounting firm included in Target Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2025 (the “Target Fund Annual Report”) (File No. 811-21719).
3The Acquiring Fund Statement of Additional Information dated July 14, 2025 (File Nos. 333-195493 and 811-22961).
The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.
Supplemental Financial Information
A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Comparison Fee Tables and Examples” of the Proxy Statement/Prospectus.
Because the Acquiring Fund has substantially similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio. As a result, schedules of investments of the Target Fund modified to show the effects of the change are not required and are not included.
There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund. This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated [ ], relating to the Reorganization. The Proxy Statement/Prospectus and any of the materials incorporated by
SAI-1

reference into this SAI are available upon request, without charge, by writing to Towle & Co. [ ], by accessing the documents at the Target Fund’s website at https://towlefund.com/ or by calling (toll free) 1-833-297-2587.
SAI-2

PART C

Item 15. Indemnification:
Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

(1)	Copies of the charter of the Registrant as now in effect.

(a)
Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit 99.a.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(b)
Restated Certificate of Trust of Alpha Architect ETF Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit 99.a.4 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(2)	Copies of the existing bylaws or corresponding instruments of the Registrant.

	(a)	By-laws of the Registrant, previously filed as Exhibit 99.b.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(b)
Amended By-laws of the Registrant, previously filed as Exhibit 99.b with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant.

	(a)	Not Applicable

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it.

	(a)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)	Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the registrant.

(a)	Agreement and Declaration of Trust

(i)	Article III: Shares

(ii)	Article V: Shareholders’ Voting Powers and Meetings

(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

(iv)	Article VIII: Certain Transactions, Section 4

(v)	Article X: Miscellaneous, Section 4

(b)	By-Laws

(i)	Article II: Meetings of Shareholders

(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

(iv)	Article VIII: Amendments, Section 1

(6)	Copies of all investment advisory contracts relating to the management of the assets of the registrant.

(a)	Investment Advisory Agreement dated November 11, 2024, previously filed as Exhibit (d)(79) with PEA 399 on November 21, 2024, is hereby incorporated by reference.
	(i)	Amended Schedule A dated October 10, 2025, previously filed as Exhibit (d)(1)(i)(A) with PEA 543 on October 17, 2025, is hereby incorporated by reference.
(b)
Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the Towle Value ETF (TCV), previously filed as Exhibit (d)(114) with PEA 513 on July 11, 2025, is hereby incorporated by reference.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers.

(a)	Distribution Agreement dated August 1, 2025, previously filed as Exhibit (e)(3)(i) with PEA 529 on September 10, 2025, is hereby incorporated by reference.
(i) Amendment No. 2 to the Distribution Agreement, dated October 17, 2025, previously filed as Exhibit (e)(3)(i)(A) with PEA 544 on October 22, 2025, is hereby incorporated by reference.
(b)	Form of Authorized Participant Agreement, previously filed as Exhibit (e)(3)(ii) with PEA 529 on September 10, 2025, is hereby incorporated by reference.

(8)	Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document.

Not Applicable.

(9)	Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act [15 U.S.C. 80a-17(f)], for securities and similar investments of the Registrant, including the schedule of remuneration.

(a)
Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

	(ii)	Fiftieth Amendment and Amended Exhibit B, previously filed as Exhibit (g)(1)(ii) with PEA 547 on October 24, 2025, is hereby incorporated by reference.

(10)	Copies of any plan entered into by registrant pursuant to Rule 12b-1 under the Investment Company Act [17 CFR 270.12b-1] and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act [17 CFR 270.18f-3], any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s directors describing any action taken to revoke the plan.

(a)	12b-1 Plans

(i) Amended Schedule I to the Distribution Plan, previously filed as Exhibit (m)(1)(i) with PEA 555 on November 21, 2025, is hereby incorporated by reference.

(b)	Rule 18f-3 Plans – Not Applicable

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.

	(a)	Legal Opinion of Practus LLP– filed herewith.

(12)	An opinion and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus.

(a) Form of Tax Opinion of Practus, LLP – filed herewith.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement.

(a)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i) Thirtieth Amendment and Amended Exhibit B to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp, previously filed as Exhibit 99.h(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.
(ii) Fiftieth Amendment and Exhibit A, previously filed as Exhibit (h)(1)(ii) with PEA 547 on October 24, 2025, is hereby incorporated by reference.

(b)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i) Thirtieth Amendment and Amended Exhibit C to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(2)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.
(ii) Fiftieth Amendment and Amended Exhibit A, previously filed as Exhibit (h)(2)(ii) with PEA 547 on October 24, 2025, is hereby incorporated by reference.

(c)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.3 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)Thirtieth Amendment and Amended Exhibit B to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(3)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)     Fiftieth Amendment and Amended Exhibit A, previously filed as Exhibit (h)(3)(ii) with PEA 547 on October 24, 2025, is hereby incorporated by reference.

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act [15 U.S.C. 77g].

(a)	Consent of Tait, Weller & Baker LLP – filed herewith.
(15)	All financial statements omitted pursuant to Item 14.1.

Not Applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement.

(a) Power of Attorney, previously filed as Exhibit (q)(1) with PEA 493 on May 30, 2025, is hereby incorporated by reference.

(17)	Additional Exhibits
(a) Form of Proxy Card – filed herewith.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the executed opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement has been signed on behalf of the Registrant in the Village of Oak Park, State of Illinois, on December 19, 2025.

EA SERIES TRUST

By: /s/ Joshua J. Hinderliter
Joshua J. Hinderliter
Vice President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

*Wesley R. Gray	Trustee and President (principal executive officer)
Wesley R. Gray

*Sean R. Hegarty	Treasurer (principal financial officer)
Sean R. Hegarty

*Daniel Dorn	Trustee
Daniel Dorn

*Michael Pagano	Trustee
Michael Pagano

*Emeka Oguh	Trustee
Emeka Oguh

*By:	/s/ Joshua J. Hinderliter
Joshua J. Hinderliter
Attorney-in-Fact
* (Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.)

Exhibit Index

Exhibit No.	Description

EX-99.11.a	Legal Opinion of Practus LLP
EX-99.12.a	Form of Tax Opinion of Practus, LLP
EX-99.14.a	Consent of Tait, Weller & Baker LLP
EX-99.17.a	Form of Proxy Card